SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

BSB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17177	16-1327860

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

58-68 Exchange Street, Binghamton, New York 13901
(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 779-2525

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

Exhibit No.	Description

99.1	Press release dated, January 28, 2004.

Item 12. Result of Operations and Financial Condition.

     On January 28, 2004, BSB Bancorp, Inc. issued a press release describing its results of operations for the fourth quarter and full-year of 2003. That press release is furnished as Exhibit 99.1 to this report.

     The information in this Current Report, including the exhibit attached hereto, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSB BANCORP, INC.
(Registrant)

/s/ Howard W. Sharp

Howard W. Sharp
President and Chief Executive Officer

Date: January 30, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated, January 28, 2004.